BOND FUND
A: Investor: Institutional:	AABOX APBDX AIBNX

SUMMARY PROSPECTUS		September 1, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.cavanalhillfunds.com/FormsReports/Index.aspx#Prospectus. You can also get this information at no cost by calling 1-800-762-7085 or sending an e-mail request to info@cavanalhill.com. The Fund’s prospectus and Statement of Additional Information, both dated September 1, 2011, and most recent annual report, dated August 31, 2010, are incorporated by reference into this Summary Prospectus and may be obtained, without charge, at the website and by calling the phone number noted above.

Investment Objective
To seek total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a lower shareholder fee depending upon the amount that you invest. More information is available from your financial professional and in the section “Initial Sales Charge (Bond and Equity Funds, Class A Only)” in the prospectus and in the section “Additional Purchase and Redemption Information” of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)	A Shares		Investor Shares	Institutional Shares

Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	3.75%		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds, for shares held less than 12 months)	1.00	%*	None	None

*On shares purchased without an initial sales charge and redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).	A Shares	Investor Shares	Institutional Shares

Management Fees	0.55%	0.55%	0.55%
Distribution/Service (12b-1) Fees	0.25%	0.25%	—
Other Expenses
Shareholder Servicing Fees	0.10%	0.25%	0.25%
Other Expenses	0.47%	0.47%	0.47%
Total Other Expenses	0.57%	0.72%	0.72%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.38%	1.53%	1.28%
Less Fee Waivers‡	-0.55%	-0.70%	-0.70%
Total Annual Fund Operating Expenses After Fee Waiver	0.83%	0.83%	0.58%

‡
Affiliates of the Adviser have contractually agreed to waive all Shareholder Servicing Fees for purchasers that purchase through such affiliates. The Adviser has contractually agreed to waive 0.35% of its Management Fees. The Administrator has contractually agreed to waive 0.10% of its Administrator Fees. Contractual waivers are in place for the period through September 2, 2012 and may only be terminated or modified with the approval of the Fund’s Board of Trustees.

Example
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Year	5 Year	10 Year

A Shares	$457	$743	$1,051	$1,924
Investor Shares	$85	$415	$768	$1,764
Institutional Shares	$59	$337	$635	$1,484

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Portfolio Turnover
 The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategy
 To pursue its objective, the Fund invests, under normal market conditions, primarily in debt obligations such as bonds, notes and debentures, and bills issued by U.S. corporations or by the U.S. government, its agencies, or instrumentalities, municipal securities, mortgage-related securities, asset-backed securities and collateralized mortgage obligations that are rated within the three highest ratings categories assigned by a nationally recognized statistical ratings organization, or of comparable quality, at the time of purchase. The Fund also invests in money market instruments.

Total return is defined as a percentage change, over a specified time period, in a mutual funds net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

If the rating of a security is downgraded after purchase, the portfolio management team will determine whether it is in the best interest of the Fund’s shareholders to continue to hold the security.

The Fund will seek to increase the value of your investment through a combination of income and capital gains.

The Fund will generally maintain a dollar-weighted average portfolio maturity of three to ten years.

In managing the portfolio, the portfolio management team searches for inefficiencies not only at the macro, or top down level, but also at the individual security level.

In addition to the securities described above, the Fund may invest in other debt securities.

Under normal circumstances the Fund invests at least 80% of its assets in bonds. This policy will not be changed without at least 60 days prior notice to shareholders.

Principal Investment Risks
 Loss of money is a risk of investing in the Fund. In addition, the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are (in alphabetical order):

•

Credit Risk —Credit risk is the possibility that the issuer of a debt instrument will fail to repay interest and principal in a timely manner or a counterparty may be unable to fulfill an obligation to repurchase securities from the Fund, reducing the Fund’s return.

•

Interest Rate Risk — The Fund’s investments may decline due to an increase in interest rates. In general, the longer a security’s maturity, the greater the interest rate risk. The Fund’s yield may decrease due to a decline in interest rates.

•	Liquidity Risk —Certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market.

•	Management Risk —There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

•	Market Risk — The market value of a security may move up and down, sometimes rapidly and unpredictably.

•

Mortgage Market Risk —The mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments.

•

Regulatory Risk —Change in laws or regulations may materially affect a security, business, sector or market. Regulatory risk also includes the risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans.

•	Valuation Risk —The risk associated with the assessment of appropriate pricing in a changing market where trading information may not be readily available.

To the extent that the Fund makes investments with additional risks, those risks could increase volatility or reduce performance. The Fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and may increase the amount of taxes that you pay.

For more information about these risks, please refer to the section titled “Investment Practices and Risks” in the Fund’s prospectus. An investment in the Fund is not a deposit of BOKF, NA, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance Information
 The bar chart and the performance table below illustrate some of the risks and return volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before or after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information may be obtained on the Fund’s website www.cavanalhillfunds.com or by calling 1-800-762-7085.

This bar chart shows changes in the Fund’s performance from year to year1. The returns for A Shares and Institutional Shares will differ from the returns for Investor Shares (which are shown in the bar chart) because of differences in the expenses of each class.

Best quarter:	Worst quarter:

3rd 2009	4th 2008

6.55%	-6.50%

1The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/11 to 6/30/11 was 3.67%.

This table compares the Fund’s average annual total returns for periods ended December 31, 2010 to those of the Barclays Capital U.S. Aggregate Bond Index. Prior to January 1, 2006, a maximum sales charge of 3.00% was imposed. Sales charges are not reflected in the total return figures. The A Shares, which impose a maximum sales charge of 3.75%, were not in existence before May 1, 2011. Because it has not yet completed a full calendar year of operations, no performance information is presented for the A Share Class. Institutional Shares were not in existence before December 30, 2005. Performance information for periods before December 30, 2005 for Institutional Shares is based on the performance of the Investor Shares. Unlike Institutional Shares, Investor Shares impose a distribution/service (12b-1) fee which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods before December 30, 2005, the performance information would have been different as a result of lower annual operating expenses. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal marginal income and capital gains tax rates. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Actual aftertax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

Average Annual Total Returns (Periods Ended 12/31/10)	1 Year	5 Years	10 Years

Investor Shares
Return Before Taxes	13.80%	4.38%	5.16%
Return After Taxes on Distributions	11.82%	2.50%	3.13%
Return After Taxes on Distributions and Sale of Fund Shares	8.91%	2.62%	3.20%
Institutional Shares
Return Before Taxes	13.95%	4.63%	5.29%
Barclays Capital U.S. Aggregate Bond Index
(reflects no deduction for expenses, fees or taxes)	6.54%	5.80%	5.84%

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Investment Adviser
 Cavanal Hill® Investment Management, Inc. serves as the investment adviser for the Fund.

Portfolio Managers
 J. Brian Henderson, CFA, is President of Cavanal Hill Investment Management, Inc. and has been a portfolio manager of the Fund since 1993.

Michael P. Maurer, CFA, is Vice President of Cavanal Hill Investment Management, Inc. and has been a portfolio manager of the Fund since 2003.

Purchase and Sale of Fund Shares
The following initial and additional purchase requirements apply*:

	Initial Purchase	Additional Purchases

Bond and Equity Funds
A Shares	None	None
Investor Shares	$1,000	$100
Institutional Shares	$100,000	$100

* A Fund may waive its minimum purchase requirements.

Shares may be purchased, sold (redeemed) or exchanged on any business day by:

•	Sending a written request by mail to the Funds Custodian: BOKF, NA, Attention: Cavanal Hill Funds, P.O. Box 182730, Columbus, Ohio 43218-2730

•	Sending a written request by overnight mail to: Cavanal Hill Funds, c/o Citi Fund Services, Attn.: T.A. Operations, 3435 Stelzer Road, Columbus, Ohio 43219-3035

•	Calling us at 1-800-762-7085 with instructions as to how you wish to complete the transaction (mail, wire, electronic transfer)

Tax Information
 The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Retirement accounts may be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries
 If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

www.cavanalhillfunds.com	4	1-800-762-7085